FORM OF SUBSCRIPTION AGREEMENT

Cytomedix, Inc.
209 Perry Parkway, Suite 7
Gaithersburg, MD 20877
Fax: (240) 499-2690

Ladies and Gentlemen:

1.           Subscription.  I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase shares of common stock (the “Shares”) of Cytomedix, Inc., a Delaware corporation (the "Company”), in the amount set forth on the signature page hereto on the terms and conditions described herein (the “Subscription Agreement”).

2.           Disclosure.  Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(2) of the Securities Act and applicable state securities laws, the Shares are being sold without registration under the Securities Act. I acknowledge that I have reviewed and understand the Company’s Form 10-K for the year ended December 31, 2010 and all filings made by the Company since December 31, 2010 pursuant to Section 13 of the Securities Exchange Act of 1934 (collectively, the “SEC Documents”) and that I have received all information and materials regarding the Company that I have requested.

3.           Investor Representations and Warranties.  I acknowledge, represent and warrant to, and agree with, the Company as follows:

(a)           I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

(b)           I am purchasing the Shares for my own account for investment purposes and not with a view to or for sale in connection with the distribution of the Shares, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available.  Furthermore, I hereby acknowledge and agree that I will not sell, pledge, encumber, give or otherwise voluntarily dispose of, either publicly or privately, the Shares.  I hereby authorize the Company to place a legend denoting the restrictions on the Shares that may be issued to me.

(c)           I fully understand that the Shares are a speculative investment which involves a high degree of risk of the loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Shares and I am qualified by my knowledge and experience to evaluate investments of this type. I have carefully considered the potential risks relating to the Company and purchase of its securities and have, in particular, reviewed each of the risks set forth in the SEC Documents.  Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company.  Accordingly, I have independently evaluated the risks of purchasing the Shares.

(d)           I believe that the investment in the Shares is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

(e)           I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

(f)            I have relied solely upon my own investigation in making a decision to invest in the Company.

(g)           I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and in making my investment in the Shares I have not relied upon any information (written or otherwise) from them relating to this offering other than as set forth in the SEC Documents.

(h)           I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(i)            I am an “accredited investor” as that term is defined in Rule 501 of Regulation D of the Securities Act. One or more of the categories set forth in Exhibit 1 hereto correctly and in all respects describes me, and I have so indicated by signing on the blank line or lines following a category on each such Exhibit which so describes it.

(j)            I understand that (i) the Shares have not been registered under the Securities Act, or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

(k)           I understand that since neither the offer nor sale of the Shares has been registered under the Securities Act or the securities laws of any state, the Shares may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available.

(l)            If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

(m)           I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

4.           Indemnification.  I hereby agree to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents, and counsel against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys' fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement (including Exhibit 1), or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

5.           Severability.  In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

6.           Choice of Law.  This Subscription Agreement shall be governed by the laws of the State of Delaware as applied to contracts entered into and to be performed entirely within the State of Delaware.

7.           Counterparts.  This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

8.           Benefit.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

9.           Notices and Addresses.  Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

10.           Entire Agreement.  This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

11.           Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

12.           Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Shares.

RESIDENTS OF ALL STATES: THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Number of Shares Being Purchased at $0.33 per share: ______________________

Manner in Which Title is to be Held. (check one)

___ Individual Ownership
___ Community Property
___ Joint Tenant with Right of Survivorship (both parties must sign)
___ Partnership
___ Tenants in common (both parties must sign)
___ Corporation or Limited Liability Company
___ Trust
___ IRA or Keough
___ Other (please indicate)

Dated:

INDIVIDUAL INVESTORS	ENTITY INVESTORS

Name of entity, if any
Signature (Individual)

By:
*Signature
Its
Signature (Joint)		Title
(all record holders must sign)

Name(s) Typed or Printed	Name Typed or Printed

Address to Which Correspondence	Address to Which Correspondence
Should be Directed	Should be Directed

City, State and Zip Code	City, State and Zip Code

Tax Identification or	Tax Identification or
Social Security Number	Social Security Number

*	If the Shares are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

Cytomedix, Inc.

Dated:	By:
_________, _________

CERTIFICATE OF SIGNATORY

(To be completed if Shares are being subscribed for by an entity)

I, ____________________________________, the ______________________________
(name of signatory)                                                   (title)

of______________________________ "Entity"),                                                  a
_________________________________________
(name of entity)
_________________________________________
(type of entity)

hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this                  day of                                , 2011.

(Signature)

EXHIBIT 1

The Investor hereby represents and warrants, pursuant to the attached Subscription Agreement, that he, she or it is correctly and in all respects described by the category or categories set forth below directly under which the Investor has signed his, her or its name.

[SIGN BELOW THE CATEGORY OR CATEGORIES WHICH DESCRIBES YOU]

1.           The Investor is a natural person whose net worth, either individually or jointly with such person’s spouse, at the time of purchase, exceeds $1,000,000 (excluding the value of the Investor’s home).

____________________________

2.           The Investor is a natural person who had individual income in excess of $200,000, or joint income with that person’s spouse in excess of $300,000, in the last two calendar years, and reasonably expects to reach the same income level this year.

____________________________

3.           The Investor is a corporation, Company or organization described in Section 501(c)(3) of the Internal Revenue Code, or Massachusetts or similar business trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

____________________________

4.           The Investor is an entity in which all of the equity owners are accredited investors and described in one or more of the categories set forth in paragraphs 1 through 3 above.

____________________________